UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD

In connection with upcoming investor meetings, Trevena, Inc. (the “Company”) is providing its preliminary estimates of certain financial items as of December 31, 2016:  Cash and cash equivalents — $24.3 million; Marketable securities — $86.3 million; Shares of common stock issued and outstanding — 55.8 million.  In March 2017, the Company expects to issue a press release with full financial results for the fourth quarter and full year ended December 31, 2016 and file with the U.S. Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2016.  Based on its current estimates, the Company believes that its cash and cash equivalents and marketable securities as of December 31, 2016, together with interest thereon, will be sufficient to fund its operating expenses and capital expenditure requirements until at least March 31, 2018.

The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note on Forward Looking Statements

Any statements in Item 7.01 of this Current Report on Form 8-K regarding future expectations, plans and prospects for the Company, including statements about the Company’s strategy, future operations (including the sufficiency of its cash and cash equivalents and marketable securities to fund operations to a future date), clinical development of its therapeutic candidates, plans for potential future product candidates and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties related to the Company’s intellectual property; the status, timing, costs, results and interpretation of the Company’s clinical trials; the uncertainties inherent in conducting clinical trials, the release of top-line data and the potential filing of an NDA; whether interim results from a clinical trial will be predictive of the final results of the trial or results of early clinical trials results will be indicative of the results of future trials; expectations for regulatory approvals; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company’s therapeutic candidates; and other factors discussed in the Risk Factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC) and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views only as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as may be required by law.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: January 4, 2017	By:	/s/ Roberto Cuca
Roberto Cuca
Sr. Vice President, Chief Financial Officer

3